                                                                EXHIBIT 10(d)(5)


                                FIFTH AMENDMENT
                                    TO THE
                        ICF KAISER INTERNATIONAL, INC.
                                RETIREMENT PLAN


     WHEREAS, the ICF Kaiser International, Inc. Retirement Plan (hereinafter referred to as the "Plan") was established effective August 1, 1971, by ICF Kaiser International, Inc. (hereinafter referred to as the "Company"); and

     WHEREAS, the Plan was most recently restated effective January 1, 1996; and

     WHEREAS, the restated Plan was amended subsequently on four occasions; and

     WHEREAS, the Company desires to amend the Plan again;

     NOW, THEREFORE, effective as of April 7, 1999, unless specifically provided otherwise, the Plan is hereby amended in the respects hereinafter set forth.

     1.   Section 2.7 of the Plan is hereby amended to provide as follows:

          2.7  Cessation of Coverage of Certain Participants.  Effective as of
               ---------------------------------------------
          the date of the Closing with respect to the sale of the Environment and Facilities Management Group (the "EFM Group") of the Company to The IT Group, Inc., coverage under the Plan shall be closed to any individual employed by, or at a facility of, the EFM Group and effective as of the date of the Closing with respect to the sale by the Company of the majority of its capital stock of ICF Consulting Group, Inc. ("ICF Consulting Group") to ICF Consulting Group Holdings, LLC or any other unrelated entity, coverage under the Plan shall be closed to any individual employed by, or at a facility of, ICF Consulting Group.

     2.   Section 3.7 of the Plan is hereby amended to provide as follows:

          3.7  Full Vesting of Certain Participants.  Notwithstanding any other
               ------------------------------------
          provision of the Plan to the contrary, as of the date of the Closing with respect to the sale of the EFM Group to The IT Group, Inc., each Participant employed by, or at a facility of, the EFM Group shall be fully vested in his Account, and as of the date of the Closing with respect to the sale by the Company of the majority of its capital stock of ICF Consulting Group to ICF Consulting Group Holdings, LLC or any other unrelated entity, each Participant employed by, or at a facility of, ICF Consulting Group shall be fully vested in his Account.

     3. Clause (d) in the first sentence of Section 7.1 of the Plan is hereby amended to provide as follows:

          (d) terminate employment with the Company or a Member of a Controlled Group due to the sale of the EFM Group or the sale of the majority of the Company's capital stock of ICF Consulting Group to ICF Consulting Group Holdings, LLC or any other unrelated entity.


          Executed this 25th day of June, 1999.

                                        ICF KAISER INTERNATIONAL, INC.


                                          By: /s/ Timothy P. O'Connor
                                              ----------------------------------

                                          And: Senior Vice President and
                                               ---------------------------------
                                               Chief Financial Officer
                                               ---------------------------------

                                       2